UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2020

Luby’s, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8308	74-1335253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13111 Northwest Freeway, Suite 600

Houston, Texas 77040

(Address of principal executive offices)

(713) 329-6800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.32 par value per share)	LUB	New York Stock Exchange
Common Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 4, 2020, the Board of Directors (the “Board”) of Luby’s, Inc. (the “Company”) unanimously adopted the liquidation and dissolution of the Company pursuant to a plan of liquidation and dissolution (the “Plan of Dissolution”). The Plan of Dissolution is conditioned upon obtaining stockholder approval and in connection with obtaining stockholder approval, the Company intends to file a proxy statement with respect to a special meeting of the Company’s stockholders.

The Plan of Dissolution outlines an orderly sale of the Company’s business, operations and real estate, and an orderly wind down of any remaining operations. The Company anticipates that it would file a certificate of dissolution following the full implementation of the Company’s monetization strategy, which may take one or more years to complete, or such other earlier time as the Board determines that the disposition of the Company’s remaining assets or a sale of the Company is unlikely to maximize the value that can be returned to stockholders from the Company’s monetization strategy. Under the Plan of Dissolution, the timing of the filing of the Certificate of Dissolution will be determined in the sole discretion of the Board.

The Board may amend or modify the Plan of Dissolution at any time, notwithstanding approval of the Plan of Dissolution by the Company’s stockholders, if the Board determines that such action would be advisable and in the best interests of the Company and its stockholders. In addition, prior the filing of the certificate of dissolution, the Board may abandon the Plan of Dissolution altogether without further stockholder approval in accordance with Delaware law.

If at any time, including after the Plan of Dissolution is approved by stockholders, the Company receives an offer for a corporate transaction that, in the view of the Board, will provide superior value to its stockholders in comparison to the value of the estimated distributions under the Plan of Dissolution, taking into account factors that could affect valuation, including timing and certainty of closing, credit market risks, proposed terms and other factors, the Plan of Dissolution could be abandoned in favor of such an alternative transaction.

On September 8, 2020, the Company issued a press release announcing that the Board adopted the Plan of Dissolution, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The foregoing description of the Plan of Dissolution does not purport to be complete and is qualified in its entirety by reference to the Plan of Dissolution filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Important Additional Information filed with the SEC

This Current Report on Form 8-K is for informational purposes only. It is not a solicitation of a proxy. In connection with the Plan, the Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and other relevant materials. In connection with the Plan of Dissolution, the Company intends to file with the SEC a preliminary proxy statement and other relevant materials. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PLAN OF DISSOLUTION. Stockholders may obtain a free copy of the proxy statement and the other relevant materials (when they become available), and any other documents filed by the company with the SEC, at the SEC’s web site at http://www.sec.gov. In addition, the Company will make available or mail a copy of the definitive proxy statement to stockholders of record on the record date when it becomes available. A free copy of the proxy statement, when it becomes available, and other documents filed with the SEC by the Company may also be obtained by directing a written request to: Luby’s, Inc., Investor Relations, 13111 Northwest Freeway, Suite 600, Houston, Texas 77040 or at http://www.lubysinc.com/investors/filings. Stockholders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Plan of Dissolution.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Plan of Dissolution. Information about the persons who may be considered to be participants in the solicitation of the Company’s stockholders in connection with the Plan of Dissolution, and any interest they have in the Plan of Dissolution, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on December 30, 2019. These documents may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company by directing a written request to: Luby’s, Inc., Investor Relations, 13111 Northwest Freeway, Suite 600, Houston, Texas 77040 or at http://www.lubysinc.com/investors/filings.

Forward-looking Statements

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are “forward-looking statements” for purposes of these provisions, including the statements regarding sales of assets, effects of the Plan, expected proceeds from the sale of assets, and expected proceeds to be distributed to stockholders.

Luby’s cautions readers that various factors could cause its actual financial and operational results to differ materially from those indicated by forward-looking statements made from time-to-time in news releases, reports, proxy statements, registration statements, and other written communications, as well as oral statements made from time to time by representatives of Luby’s. The following factors, as well as any other cautionary language included in this Current Report on Form 8-K, provide examples of risks, uncertainties and events that may cause Luby’s actual results to differ materially from the expectations Luby’s describes in such forward-looking statements: general business and economic conditions; the effects of the COVID-19 pandemic; the impact of competition; our operating initiatives; fluctuations in the costs of commodities, including beef, poultry, seafood, dairy, cheese and produce; increases in utility costs, including the costs of natural gas and other energy supplies; changes in the availability and cost of labor; the seasonality of Luby’s business; changes in governmental regulations, including changes in minimum wages; the effects of inflation; the availability of credit; unfavorable publicity relating to operations, including publicity concerning food quality, illness or other health concerns or labor relations; the continued service of key management personnel; and other risks and uncertainties disclosed in Luby’s annual reports on Form 10-K and quarterly reports on Form 10-Q. Further information regarding the risks, uncertainties and other factors relating the Plan, the expected net proceeds from the sale of assets, and expected proceeds to be distributed to stockholders, will be discussed under the section “Risk Factors” in the definitive proxy statement that will be filed with the SEC in connection with the Plan, when it becomes available.

Item 9.01. Financial Statements and Exhibits.

Exhibit 2.1	Plan of Liquidation and Dissolution
Exhibit 99.1	Press release, dated September 8, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2020	LUBY’S, INC.

	By:	/s/ Christopher J. Pappas
Christopher J. Pappas
President and Chief Executive Officer

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